SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2003

_____MEDIX RESOURCES, INC._____

(Exact name of registrant as specified in its charter)

Colorado	0-24768	84-1123311

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1830, New York, New York	10170

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 697-2509

Item 5. Other Events and Regulation FD Disclosure.

On July 10, 2003, we announced the signing of a letter of intent with Duncan Group, Inc., to acquire the portion of its assets known and operated as Frontline Physicians Exchange and Frontline Communications. A copy of that press release is filed at Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits
99.1	Press Release dated July 10, 2003 announcing the signing of a letter of intent with Duncan Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDIX RESOURCES, INC. By:/s/ Arthur Goldberg Arthur Goldberg Executive Vice President Chief Financial Officer

Dated: July 10, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 10, 2003 announcing the signing of a letter of intent with Duncan Group, Inc.